UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Indenture

Pursuant to an indenture dated as of February 13, 2015, between Wright Medical Group, Inc. (“WMGI”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (the “2020 Indenture”), WMGI issued $632.5 million aggregate principal amount of 2.00% Cash Convertible Senior Notes due 2020 (the “2020 Notes”).

On November 24, 2015, Wright Medical Group N.V. (“Wright”), WMGI and the Trustee entered into a Supplemental Indenture to the 2020 Indenture (the “2020 Supplemental Indenture”). The 2020 Supplemental Indenture provides for, among other things, Wright’s full and unconditional guarantee, on a senior unsecured basis, of all of WMGI’s obligations relating to the 2020 Notes (the “Guarantee”) and to make certain other adjustments to the terms of the 2020 Indenture to give effect to the merger of Trooper Merger Sub Inc., an indirect and wholly owned subsidiary of Wright, with and into WMGI, effective as of October 1, 2015 (the “Merger”).

The foregoing description of the 2020 Supplemental Indenture is qualified in its entirety by reference to the 2020 Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Assumption of Warrant

Also on November 24, 2015, Wright executed amendments relating to WMGI’s warrant transactions in which Wright assumed the warrants initially issued by WMGI on February 9 and 10, 2015. The assumed warrants are initially exercisable into 21,122,256 ordinary shares of Wright and are subject to adjustment upon the occurrence of certain events. The strike price of the warrants will initially be $38.8010 per share. The warrants are exercisable over the 200 trading day period beginning on May 15, 2020, as such period may be adjusted. The warrant transactions will have a dilutive effect to the extent that the market value per ordinary share of Wright during such period exceeds the applicable strike price of the warrants.

The foregoing description of the assumed warrants is qualified in its entirety by reference to the amended warrant confirmations relating to the warrant transactions with each of the three counterparties, which are filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on November 24, 2015, Wright assumed the obligations under the warrants initially issued by WMGI on February 9 and 10, 2015. The assumed warrants are initially exercisable for an aggregate maximum of 21,122,256 ordinary shares of Wright with a strike price of $38.8010 per share. The number of shares issuable upon exercise of the warrants and the strike price are subject to adjustment under certain circumstances described in the warrants confirmations. Wright offered and sold the warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended

(the “Securities Act”). Neither the warrants nor the underlying ordinary shares (issuable in the event the market price per ordinary share exceeds the strike price of the warrants on the date the warrants are exercised) have been registered under the Securities Act. Neither the warrants nor such underlying ordinary shares may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture dated as of November 24, 2015 among Wright Medical Group, Inc., Wright Medical Group N.V., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed herewith)

10.1	Amendment to the Base Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Deutsche Bank AG, London Branch (filed herewith)

10.2	Amendment to the Base Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and JPMorgan Chase Bank, National Association (filed herewith)

10.3	Amendment to the Base Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Wells Fargo Bank, National Association (filed herewith)

10.4	Amendment to the Additional Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Deutsche Bank AG, London Branch (filed herewith)

10.5	Amendment to the Additional Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and JPMorgan Chase Bank, National Association (filed herewith)

10.6	Amendment to the Additional Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Wells Fargo Bank, National Association (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2015	WRIGHT MEDICAL GROUP N.V.

	By:	/s/ Lance A. Berry

Name:	Lance A. Berry
Title:	Senior Vice President and Chief Financial Officer

WRIGHT MEDICAL GROUP N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

4.1	Supplemental Indenture dated as of November 24, 2015 among Wright Medical Group, Inc., Wright Medical Group N.V., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

10.1	Amendment to the Base Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Deutsche Bank AG, London Branch	Filed herewith

10.2	Amendment to the Base Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and JPMorgan Chase Bank, National Association	Filed herewith

10.3	Amendment to the Base Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Wells Fargo Bank, National Association	Filed herewith

10.4	Amendment to the Additional Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Deutsche Bank AG, London Branch	Filed herewith

10.5	Amendment to the Additional Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and JPMorgan Chase Bank, National Association	Filed herewith

10.6	Amendment to the Additional Warrant Confirmation, dated as of November 24, 2015, between Wright Medical Group N.V. and Wells Fargo Bank, National Association	Filed herewith